EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Peter M. Weil, in my capacity as Chief Executive Officer and Director of Ashworth, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     1. the Annual Report of the Registrant, on Form 10-K for the year ended October 31, 2006 (the “Report”), to which this certification is attached as an exhibit fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 16, 2007	/s/ Peter M. Weil
Peter M. Weil,
Chief Executive Officer and Director
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.